UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023 (April 19, 2023)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2023, the Board of Directors (the “Board”) of RBB Bancorp (the “Company”) appointed Messrs. Robert Franko and Scott Polakoff to the Board, effective immediately. Mr. Franko also was appointed to the Board of Directors of the Company's wholly-owned subsidiary, Royal Business Bank the "Bank Board") effective immediately.  In its press release issued on April 24, 2023, the Company incorrectly reported the effective date of these appointments as April 20, 2023.

Neither Mr. Franko nor Mr. Polakoff has yet been appointed to serve on any Board committee.  Each of Messrs. Franko and Polakoff will be subject to election at the Company’s annual meeting of shareholders to be held in 2023.

As compensation for their service on the Board and, in the case of Mr. Franko, the Bank Board, Messrs. Franko and Polakoff will receive the Company’s standard compensation for non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement relating to the Company’s 2022 Annual Meeting of Shareholders filed with the SEC on April 14, 2022, with any adjustments or modifications as may be disclosed in the definitive proxy statement to be filed with the SEC in anticipation of the upcoming Annual Meeting.

There are no arrangements or understandings between Mr. Franko or Mr. Polakoff, on the one hand, and any other persons in connection with his appointment to the Board. There are no family relationships between Mr. Franko or Mr. Polakoff, on the one hand, and any director or executive officer of the Company or any of its subsidiaries, and neither Mr. Franko nor Mr. Polakoff is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: April 26, 2023	By:	/s/ Alex Ko
Alex Ko
Chief Financial Officer